INVESCO MID CAP CORE EQUITY FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          1

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 1,156
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class Y               $   120
            Institutional Class   $   185

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.0147
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class Y                0.0147
            Institutional Class    0.0147

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                79,357
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                 6,124
            Class C                13,419
            Class R                 8,263
            Class Y                 8,270
            Institutional Class    12,894

74V.    1   Net asset value per share (to nearest cent)
            Class A               $ 23.17
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $ 18.66
            Class C               $ 18.62
            Class R               $ 22.85
            Class Y               $ 23.25
            Institutional Class   $ 24.15

INVESCO SMALL CAP GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          7

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                32,648
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                   496
            Class C                   864
            Class R                 2,424
            Class Y                   217
            Investor Class          7,861
            Institutional Class    14,251

74V.    1   Net asset value per share (to nearest cent)
            Class A               $ 28.59
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $ 24.59
            Class C               $ 24.56
            Class R               $ 27.83
            Class Y               $ 28.73
            Investor Class        $ 29.37
            Institutional Class   $ 30.03

INVESCO BASIC VALUE FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          8

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Institutional Class   $    37

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
            Institutional Class    0.0253

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                40,848
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                 6,544
            Class C                 6,281
            Class R                 1,044
            Class Y                   557
            Institutional Class       448

74V.    1   Net asset value per share (to nearest cent)
            Class A               $ 21.07
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $ 18.76
            Class C               $ 18.76
            Class R               $ 20.79
            Class Y               $ 21.18
            Investor Class        $ 21.68

INVESCO GLOBAL EQUITY FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          9

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 1,605
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $    68
            Class C               $    54
            Class R               $    11
            Class Y               $    11
            Institutional Class   $   392

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.1394
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.0468
            Class C                0.0468
            Class R                0.1089
            Class Y                0.1678
            Institutional Class    0.2301

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                11,557
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                 1,416
            Class C                 1,138
            Class R                   107
            Class Y                    67
            Institutional Class     1,725

74V.    1   Net asset value per share (to nearest cent)
            Class A               $ 10.74
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $ 10.15
            Class C               $ 10.13
            Class R               $ 10.74
            Class Y               $ 10.76
            Institutional Class   $ 10.88

INVESCO GROWTH ALLOCATION FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          11

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 5,276
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $   863
            Class C               $   908
            Class R               $   239
            Class S               $   629
            Class Y               $    27
            Institutional Class   $     2

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.2096
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.1354
            Class C                0.1354
            Class R                0.1852
            Class S                0.2201
            Class Y                0.2351
            Institutional Class    0.2401

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                25,697
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                 6,380
            Class C                 6,780
            Class R                 1,336
            Class S                 2,911
            Class Y                   115
            Institutional Class        10

74V.    1   Net asset value per share (to nearest cent)
            Class A               $ 11.10
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $ 10.93
            Class C               $ 10.93
            Class R               $ 11.05
            Class S               $ 11.10
            Class Y               $ 11.10
            Institutional Class   $ 11.17

INVESCO MODERATE ALLOCATION FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          12

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 8,789
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $ 1,548
            Class C               $ 2,012
            Class R               $   511
            Class S               $   949
            Class Y               $    32
            Institutional Class   $    29

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.2839
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.2059
            Class C                0.2059
            Class R                0.2580
            Class S                0.2942
            Class Y                0.3095
            Institutional Class    0.3105

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                31,821
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                 7,567
            Class C                 9,951
            Class R                 2,063
            Class S                 3,312
            Class Y                   103
            Institutional Class       101

74V.    1   Net asset value per share (to nearest cent)
            Class A               $ 10.50
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $ 10.46
            Class C               $ 10.46
            Class R               $ 10.49
            Class S               $ 10.49
            Class Y               $ 10.50
            Institutional Class   $ 10.53

INVESCO CONSERVATIVE ALLOCATION FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          13

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 1,688
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $   245
            Class C               $   459
            Class R               $   110
            Class S               $    59
            Class Y               $    22
            Institutional Class   $     1

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.2296
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.1579
            Class C                0.1579
            Class R                0.2058
            Class S                0.2391
            Class Y                0.2533
            Institutional Class    0.2533

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                 7,561
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                 1,549
            Class C                 2,932
            Class R                   553
            Class S                   264
            Class Y                    90
            Institutional Class         5

74V.    1   Net asset value per share (to nearest cent)
            Class A               $  9.71
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $  9.64
            Class C               $  9.63
            Class R               $  9.68
            Class S               $  9.70
            Class Y               $  9.70
            Institutional Class   $  9.63

INVESCO MODERATE GROWTH ALLOCATION FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          14

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 5,779
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $   967
            Class C               $ 1,247
            Class R               $   210
            Class Y               $    26
            Institutional Class   $    --

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.3223
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.2493
            Class C                0.2493
            Class R                0.2982
            Class Y                0.3504
            Institutional Class    0.3493

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                18,505
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                 3,923
            Class C                 5,122
            Class R                   730
            Class Y                    77
            Institutional Class         1

74V.    1   Net asset value per share (to nearest cent)
            Class A               $ 10.78
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $ 10.62
            Class C               $ 10.61
            Class R               $ 10.71
            Class Y               $ 10.77
            Institutional Class   $ 10.82

INVESCO MODERATELY CONSERVATIVE ALLOCATION FUND                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          15

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 1,280
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $   190
            Class C               $   292
            Class R               $    79
            Class Y               $     1
            Institutional Class   $     1

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.2782
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.2031
            Class C                0.2031
            Class R                0.2534
            Class Y                0.3024
            Institutional Class    0.3024

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                 4,725
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                   914
            Class C                 1,464
            Class R                   327
            Class Y                     4
            Institutional Class         3

74V.    1   Net asset value per share (to nearest cent)
            Class A               $  9.94
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $  9.88
            Class C               $  9.90
            Class R               $  9.92
            Class Y               $  9.92
            Institutional Class   $  9.96

INVESCO INCOME ALLOCATION FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          16

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 2,117
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $   221
            Class C               $   676
            Class R               $    35
            Class Y               $    24
            Institutional Class   $     1

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.3868
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.3157
            Class C                0.3157
            Class R                0.3632
            Class Y                0.4107
            Institutional Class    0.4107

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                 5,761
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                   706
            Class C                 2,051
            Class R                   112
            Class Y                    78
            Institutional Class         1

74V.    1   Net asset value per share (to nearest cent)
            Class A               $  9.64
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $  9.65
            Class C               $  9.65
            Class R               $  9.65
            Class Y               $  9.65
            Institutional Class   $  9.64

INVESCO INTERNATIONAL ALLOCATION FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          17

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 2,762
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $   230
            Class C               $   532
            Class R               $   101
            Class Y               $   111
            Institutional Class   $     2

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.2027
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.1334
            Class C                0.1334
            Class R                0.1801
            Class Y                0.2256
            Institutional Class    0.2265

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                13,902
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                 1,739
            Class C                 4,015
            Class R                   565
            Class Y                   491
            Institutional Class         9

74V.    1   Net asset value per share (to nearest cent)
            Class A               $ 10.10
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $  9.97
            Class C               $  9.97
            Class R               $ 10.06
            Class Y               $ 10.10
            Institutional Class   $ 10.16

INVESCO BALANCED-RISK RETIREMENT NOW FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          18

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $    75
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class A5              $   381
            Class B               $     9
            Class C               $    23
            Class C5              $    82
            Class R               $    23
            Class R5              $    --
            Class Y               $     4
            Institutional Class   $     1

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.2821
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class A5               0.2590
            Class B                0.2491
            Class C                0.2491
            Class C5               0.2417
            Class R                0.2712
            Class R5               0.2534
            Class Y                0.2932
            Institutional Class    0.2932

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                   290
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class A5                 1507
            Class B                    35
            Class C                   102
            Class C5                  339
            Class R                    88
            Class R5                    2
            Class Y                    16
            Institutional Class         1

74V.    1   Net asset value per share (to nearest cent)
            Class A               $  8.58
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class A5              $  8.58
            Class B               $  8.56
            Class C               $  8.56
            Class C5              $  8.56
            Class R               $  8.58
            Class R5              $  8.58
            Class Y               $  8.60
            Institutional Class   $  8.59

INVESCO BALANCED-RISK RETIREMENT 2010 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          19

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $   187
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class A5              $   519
            Class B               $    15
            Class C               $    37
            Class C5              $    82
            Class R               $    29
            Class R5              $    12
            Class Y               $    16
            Institutional Class   $     0

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.2787
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class A5               0.2787
            Class B                0.2015
            Class C                0.2015
            Class C5               0.2015
            Class R                0.2526
            Class R5               0.2526
            Class Y                0.3051
            Institutional Class    0.3051

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                   696
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class A5                1,910
            Class B                    79
            Class C                   188
            Class C5                  414
            Class R                   130
            Class R5                   45
            Class Y                    53
            Institutional Class         1

74V.    1   Net asset value per share (to nearest cent)
            Class A               $  8.84
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class A5              $  8.84
            Class B               $  8.80
            Class C               $  8.81
            Class C5              $  8.81
            Class R               $  8.83
            Class R5              $  8.83
            Class Y               $  8.85
            Institutional Class   $  8.86

INVESCO BALANCED-RISK RETIREMENT 2020 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          20

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $   865
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class A5              $ 1,052
            Class B               $   119
            Class C               $   170
            Class C5              $   196
            Class R               $   232
            Class R5              $    62
            Class Y               $     7
            Institutional Class   $    --

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.4398
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class A5               0.4398
            Class B                0.3793
            Class C                0.3793
            Class C5               0.3793
            Class R                0.4202
            Class R5               0.4202
            Class Y                0.4616
            Institutional Class    0.4616

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                 2,094
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class A5                2,468
            Class B                   341
            Class C                   468
            Class C5                  536
            Class R                   611
            Class R5                  156
            Class Y                    15
            Institutional Class         1

74V.    1   Net asset value per share (to nearest cent)
            Class A               $  8.56
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class A5              $  8.56
            Class B               $  8.49
            Class C               $  8.47
            Class C5              $  8.48
            Class R               $  8.54
            Class R5              $  8.54
            Class Y               $  8.57
            Institutional Class   $  8.60

INVESCO BALANCED-RISK RETIREMENT 2030 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          21

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $   659
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class A5              $   662
            Class B               $   139
            Class C               $   149
            Class C5              $   132
            Class R               $   318
            Class R5              $    32
            Class Y               $    58
            Institutional Class   $     1

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.4203
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class A5               0.4203
            Class B                0.3633
            Class C                0.3633
            Class C5               0.3633
            Class R                0.4020
            Class R5               0.4020
            Class Y                0.4399
            Institutional Class    0.4399

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                 1,718
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class A5                1,645
            Class B                   399
            Class C                   440
            Class C5                  370
            Class R                   827
            Class R5                   86
            Class Y                   136
            Institutional Class         2

74V.    1   Net asset value per share (to nearest cent)
            Class A               $  8.14
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class A5              $  8.14
            Class B               $  8.08
            Class C               $  8.07
            Class C5              $  8.07
            Class R               $  8.11
            Class R5              $  8.10
            Class Y               $  8.15
            Institutional Class   $  8.17

INVESCO BALANCED-RISK RETIREMENT 2040 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     12/31/2010
FILE NUMBER:           811-2699
SERIES NO.:            22

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $   260
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class A5              $   192
            Class B               $    28
            Class C               $    51
            Class C5              $    20
            Class R               $    89
            Class R5              $    16
            Class Y               $    13
            Institutional Class   $     0

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.2528
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class A5               0.2528
            Class B                0.1996
            Class C                0.1996
            Class C5               0.1996
            Class R                0.2355
            Class R5               0.2355
            Class Y                0.2716
            Institutional Class    0.2716

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                 1,120
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class A5                  798
            Class B                   144
            Class C                   276
            Class C5                   97
            Class R                   455
            Class R5                   73
            Class Y                    51
            Institutional Class         2

74V.    1   Net asset value per share (to nearest cent)
            Class A               $  7.79
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class A5              $  7.79
            Class B               $  7.73
            Class C               $  7.73
            Class C5              $  7.72
            Class R               $  7.77
            Class R5              $  7.76
            Class Y               $  7.81
            Institutional Class   $  7.81

INVESCO BALANCED-RISK RETIREMENT 2050 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     12/31/2010
FILE NUMBER:           811-2699
SERIES NO.:            23

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $   195
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class A5              $    99
            Class B               $    23
            Class C               $    34
            Class C5              $    28
            Class R               $    88
            Class R5              $     7
            Class Y               $    11
            Institutional Class   $     1

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.4330
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class A5               0.4330
            Class B                0.3804
            Class C                0.3804
            Class C5               0.3804
            Class R                0.4161
            Class R5               0.4161
            Class Y                0.4509
            Institutional Class    0.4509

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                   485
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class A5                  235
            Class B                    65
            Class C                    94
            Class C5                   44
            Class R                   225
            Class R5                   18
            Class Y                    26
            Institutional Class         1

74V.    1   Net asset value per share (to nearest cent)
            Class A               $  7.62
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class A5              $  7.62
            Class B               $  7.55
            Class C               $  7.57
            Class C5              $  7.56
            Class R               $  7.59
            Class R5              $  7.60
            Class Y               $  7.63
            Institutional Class   $  7.62

INVESCO VAN KAMPEN HARBOR FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          24

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 9,745
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $   239
            Class C               $   570
            Class Y               $   550
            Institutional Class   $    37

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.5995
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.4788
            Class C                0.4824
            Class Y                0.6390
            Institutional Class    0.4898

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                15,832
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                   447
            Class C                 1,224
            Class Y                   913
            Institutional Class         1

74V.    1   Net asset value per share (to nearest cent)
            Class A               $ 17.46
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $ 17.41
            Class C               $ 17.59
            Class Y               $ 17.47
            Institutional Class   $ 17.47

INVESCO VAN KAMPEN REAL ESTATE SECURITIES FUND                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          25

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 3,008
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $   358
            Class C               $   112
            Class Y               $   236
            Institutional Class   $    29

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.1761
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.1759
            Class C                0.0580
            Class Y                0.2156
            Institutional Class    0.1390

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                15,596
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                 1,713
            Class C                 1,748
            Class Y                   893
            Institutional Class         1

74V.    1   Net asset value per share (to nearest cent)
            Class A               $ 17.54
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $ 17.51
            Class C               $ 17.57
            Class Y               $ 17.55
            Institutional Class   $ 17.57

INVESCO VAN KAMPEN U.S. MORTGAGE FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          26

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $21,771
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $   468
            Class C               $   284
            Class Y               $   450
            Institutional Class   $   215

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.4336
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.3345
            Class C                0.3340
            Class Y                0.4661
            Institutional Class    0.2811

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                46,955
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                 1,050
            Class C                   741
            Class Y                   181
            Institutional Class         1

74V.    1   Net asset value per share (to nearest cent)
            Class A               $ 13.00
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $ 12.92
            Class C               $ 12.91
            Class Y               $ 13.04
            Institutional Class   $ 13.04

INVESCO CONVERTIBLE SECURITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          27

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $   699
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $    53
            Class C               $    66
            Class Y               $    92

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.1276
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.0910
            Class C                0.0903
            Class Y                0.1400

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                 5,903
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                   549
            Class C                   939
            Class Y                   857

74V.    1   Net asset value per share (to nearest cent)
            Class A               $ 20.05
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $ 20.10
            Class C               $ 19.94
            Class Y               $ 20.07

INVESCO VAN KAMPEN LEADERS FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER:         811-2699
SERIES NO.:          31

72DD.   1   Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 1,681
        2   Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $   341
            Class C               $   227
            Class Y               $     3

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1   Dividends from net investment income
            Class A                0.1068
        2   Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.0591
            Class C                0.0974
            Class Y                0.1227

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                14,912
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                 5,585
            Class C                 2,201
            Class Y                    22
            Investor Class

74V.    1   Net asset value per share (to nearest cent)
            Class A               $  9.23
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $  9.22
            Class C               $  9.18
            Class Y               $  9.23